Exhibit 99.2

CORPORATE PRESENTATION September 2011

FORWARD LOOKING STATEMENT

This presentation includes a number of forward-looking statements that reflect the current views of our management with respect to future events and financial performance. You can identify these statements by forward-looking words such as "may," "will," "expect," "anticipate," "believe," "estimate" and "continue," or similar words. Those statements include statements regarding our and members of our management team's intent, belief or current expectations as well as the assumptions on which such statements are based. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risk and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements.

Readers are urged to carefully review and consider the various disclosures made by us in these materials and our other reports filed with the U.S. Securities and Exchange Commission. These presentation materials should be read in conjunction with the sections entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Annual Report on Form 10-K, and with our "Consolidated Financial Statements" and notes thereto in our Annual Report on Form 10-K for the year ended January 31, 2011. Important factors currently known to our management could cause actual results to differ materially from those in forward-looking statements. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in the future operating results over time. We believe that these assumptions are based upon reasonable data derived from and known about our business and operations. No assurances are made that actual results of operations or the results of our future activities will not differ materially from these assumptions. Factors that could cause differences include, but are not limited to, history of losses, uncertainty of drilling results, inability to acquire additional leasehold interests or other oil and natural gas properties, inability to manage growth in our business, inability to control properties we do not operate, inability to protect against certain liabilities associated with our properties, lack of diversification, substantial capital requirements and limited access to additional capital, competition in the oil and natural gas industry, global financial conditions, oil and natural gas realized prices, seasonal weather conditions, marketing and distribution of oil and natural gas, the influence of our significant stockholders, government regulation of the oil and natural gas industry, potential regulation affecting hydraulic fracturing, environmental regulations, including climate change regulations, uninsured or underinsured risks, aboriginal claims relating to our Canadian properties, defects in title to our oil and natural gas interests, material weakness in our internal accounting controls, and foreign currency exchange risks.

Prior to 2010, the SEC generally permitted oil and gas companies, in their filings, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Beginning with year-end reserves for 2009, the SEC permits the optional disclosure of probable and possible reserves. We use the terms "estimated ultimately recoverable," or EUR, "resource potential," "recoverable reserves" or other descriptions of volumes of hydrocarbons to describe volumes of resources potentially recoverable through additional drilling or recovery techniques that the SEC's guidelines prohibit us from including in filings with the SEC. Estimates of resource potential, recoverable reserves or estimated ultimately recoverable amounts do not reflect volumes that are demonstrated as being commercially or technically recoverable. Even if commercially or technically recoverable, a significant recovery factor would be applied to these volumes to determine estimates of volumes of proved reserves. Accordingly, these estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by us. The methodology for resource potential, recoverable reserves or estimated ultimately recoverable amounts may also be different than the methodology and guidelines used by the Society of Petroleum Engineers and is different from the SEC's guidelines for estimating probable and possible reserves.

Furthermore, the forward-looking statements contained in this presentation are made as of the date hereof, and we undertake no obligation, except as required by applicable securities legislation, to update publicly or to revise any of the included forward looking statements, whether as a result of new information, future events or otherwise. The forward-looking statements contained herein are expressly qualified by this cautionary statement.

TRIANGLE

TABLE OF CONTENTS Summary Acreage Overview Williston Basin Geology Station Prospect Operations Financial Overview Key Investment Considerations 5 7 9 13 15 23 27

SUMMARY

SUMMARY

PLATFORM: ~74,000 net acres, 45% operated, acquired at ~$1,300/acre in the Bakken Oil Play

- ~31,000 net acres in Core Area with average per well IRR of ~50% at current strip prices
  - Over 75% of the acreage expires in 2014+
  - Expanding operated position in Core Area through land trades and bolt-on acreage acquisitions
- ~43,000 net acres in largely contiguous block in Eastern Montana ("Station Prospect")
  - Operated with over 40 Drilling Spacing Units (DSUs), offering ~245 potential well locations
- Current production of approximately 600 Boe/d

TEAM: Grow operations / seasoned technical team with Williston and resource play experience

- First operated well spuds in late September
- Currently planning 1-rig operated program to drill up to 8 net wells (14 gross) by end 2012
- Pad drilling of up to 8 locations per unit in de-risked Core Area; integrated with infrastructure build
- Aim to lower F&D / LOE costs by 10%-20% in the future
- Non-operated plans continue with approximately 8.5 net wells (50+ gross) in Core Area by end 2012

STRENGTH: Strong balance sheet – ~$110 mm cash position and no debt

- 1-rig program is fully funded through 2012
- Expansion to 3 operated rigs in H2'12 is planned but at Company discretion and dependent on:
  - Finding a strategic JV partner across portfolio
  - Closing a reserve-based credit facility
  - Considering a private placement of long-term, covenant-light debt
  - General market conditions
- Production grows to 2,000-2,800 Boe/d by end 2012 depending on rig count

Non-Operated / Operated Production Acceleration

5

TRIANGLE

ACREAGE OVERVIEW

Triangle holds a balanced portfolio of ~74,000 net acres in the core of the BakkenContinuous Oil Play ACREAGE OVERVIEW BAKKEN PLAY –ACREAGE POSITION 7 Source: Triangle Petroleum Corporation, 2011. Sheridan Daniels Divide Burke Williams Roosevelt Mountrail Richland McKenzie Dunn Billings Stark Slope Dawson Wibaux Prairie Valley Golden Montana North Dakota 0 0 4 6 0 0 8 6 0 0 8 6 0 0 8 6 0 0 8 6 0 0 2 7 0 0 2 7 0 0 2 7 0 0 2 7 0 0 2 7 0 0 2 7 0 0 2 7 0 0 2 7 7 2 0 0 7 2 0 0 7 6 0 0 7 6 0 0 7 6 0 0 0 0 6 7 0 0 6 7 7 6 0 0 7 6 0 0 7 6 0 0 7 6 0 0 7 6 0 0 7 6 0 0 7 6 0 0 7 6 0 0 7 6 0 0 0 0 6 7 0 0 6 7 0 0 6 7 0 0 6 7 0 06 7 0 0 6 7 0 0 6 7 0 0 6 7 8 0 0 0 8 0 0 0 8 0 0 0 8 0 0 0 0 0 0 8 0 0 0 8 8 0 0 0 80 0 0 80 0 0 8 0 0 0 8 0 0 0 8 0 0 0 8 0 0 0 8 0 0 0 8 0 0 0 8 0 0 0 8 00 0 8 0 0 0 8 0 0 0 8 0 0 0 8 0 0 0 8 0 0 0 8 4 0 0 8 4 0 0 4 8 0 0 4 8 0 0 4 8 0 0 4 8 0 0 4 8 0 0 48 00 4 8 0 0 4 8 0 0 48 0 0 4 8 0 0 48 0 0 4 8 0 0 4 8 0 0 4 8 8 4 0 0 0 0 4 8 8 4 0 0 8 4 0 0 0 0 4 8 0 0 4 8 0 0 4 8 0 0 4 8 8 8 0 0 8 8 0 0 8 8 0 0 0 0 8 8 0 0 8 8 0 0 8 8 0 0 8 8 0 0 8 8 00 8 8 0 0 8 8 0 0 8 8 0 0 8 8 0 0 8 8 0 0 8 8 0 0 8 8 00 8 8 0 0 8 8 0 0 8 8 0 0 8 8 0 0 8 8 0 0 8 8 0 0 8 8 0 0 8 8 9 2 0 0 9 2 0 0 9 2 0 0 9 2 0 0 9 2 0 0 9 2 0 0 0 0 2 9 9 2 0 0 0 0 2 9 0 0 2 9 0 0 2 9 0 0 2 9 0 0 2 9 0 0 2 9 00 2 9 0 0 2 9 0 0 2 9 0 0 2 9 0 0 2 9 0 0 2 9 0 0 2 9 0 0 2 9 0 0 2 9 0 0 2 9 0 0 2 9 0 0 2 9 9 6 0 0 9 6 0 0 9 6 0 0 9 6 0 0 9 6 0 0 9 6 0 0 9 6 0 0 9 6 0 0 9 6 0 0 9 60 0 9 6 0 0 9 6 0 0 9 6 0 0 9 6 0 0 9 6 0 0 9 6 0 0 9 6 0 0 9 6 0 0 9 6 0 0 9 6 0 0 0 0 6 9 9 6 0 0 0 0 6 9 0 0 6 9 0 0 6 9 0 0 6 9 0 0 6 9 0 0 6 9 1 0 0 0 0 1 0 0 0 0 1 0 0 0 0 1 0 0 0 0 1 0 0 0 0 1 0 0 0 0 1 0 0 0 0 1 0 0 0 0 0 0 0 0 1 0 0 0 0 1 0 0 0 0 1 0 0 0 0 1 0 0 0 0 1 1 0 0 0 0 0 0 0 0 1 1 0 0 0 0 0 0 0 0 1 0 0 00 1 0 0 0 0 1 0 00 01 0 0 0 0 1 0 0 0 0 1 0 0 0 0 1 1 0 0 0 0 1 0 0 0 0 0 0 0 0 1 0 0 0 0 1 1 0 0 0 0 0 0 0 0 1 0 0 4 0 1 1 0 40 0 0 0 4 0 1 1 0 4 00 1 0 4 00 1 0 4 0 0 1 0 4 0 0 1 0 4 0 0 1 0 4 0 0 1 0 4 0 0 1 0 4 0 0 1 0 4 0 0 1 0 4 0 0 1 0 4 0 0 0 0 4 0 1 0 0 4 0 1 1 0 4 0 0 0 0 4 0 1 0 0 4 0 1 1 0 4 0 0 0 0 4 0 1 0 0 4 0 1 0 0 4 0 1 0 0 4 0 1 0 04 0 1 1 0 4 0 0 0 0 4 0 1 1 0 4 0 0 0 0 4 0 1 0 0 4 0 1 0 0 4 0 1 0 0 4 0 1 0 0 4 0 1 1 0 4 0 0 1 0 4 0 0 1 0 4 0 0 0 0 8 0 1 1 0 8 0 0 0 0 80 1 0 0 8 0 1 0 0 8 0 1 00 8 0 1 0 0 8 0 1 0 0 8 0 1 1 0 8 0 0 1 0 8 0 0 1 0 8 0 0 1 0 8 0 0 1 0 8 0 0 1 0 8 0 0 1 0 8 0 0 1 0 8 0 0 1 0 8 0 0 1 0 8 0 0 1 0 8 0 0 0 0 8 0 1 0080 1 0 0 8 0 1 0 0 8 0 1 0 0 8 0 1 0 0 8 0 1 0 0 2 1 1 1 1 2 0 0 0 0 2 1 1 FEET 0 129,175 Zone: KRP-BAKKEN - CUM_OIL [KRP] IS PRESENT PETRA 8/30/2011 3:06:51 PM ~43,000 acres in Montana ~245 operated locations ~31,000 acres in North Dakota ~73 operated well locations ~813 non-operated well locations

WILLISTON BASIN GEOLOGY

WILLISTON BASIN GEOLOGY BAKKEN PETROLEUM SYSTEM 9 Source: Continental Corporate Presentation, 2011. 100 Miles

WILLISTON BASIN GEOLOGY MIDDLE BAKKEN ACREAGE –GEOLOGY WILLISTON BASIN LEASEHOLD MAP 10 162N 94W 162N 93W 162N 96W 162N 95W 162N 90W 162N 92W 162N 91W 35N 58E 35N 56E 35N 57E 35N 53E 35N 54E 35N 55E 161N 103W 161N 102W 161N 101W 161N 100W 161N 99W 161N 93W 161N 98W 161N 97W 161N 96W 161N 95W 161N 92W 161N 91W 161N 94W 161N 90W 34N 49E 34N 50E 34N 51E 34N 58E 34N 52E 34N 53E 34N 57E 34N 56E 34N 54E 34N 55E 160N 103W 160N 102W 160N 101W 160N 100W 160N 99W 160N 93W 160N 96W 160N 95W 160N 94W 160N 92W 160N 98W 160N 97W 160N 91W 33N 49E 33N 50E 33N 51E 33N 52E 33N 53E 33N 54E 33N 57E 33N 56E 33N 58E 33N 55E 159N 103W 159N 100W 159N 99W 159N 102W 159N 101W 159N 98W 159N 91W 159N 92W 159N 93W 159N 97W 159N 95W 159N 96W 159N 94W 32N 52E 32N 49E 32N 53E 32N 54E 32N 51E 32N 50E 32N 57E 32N 58E 32N 56E 32N 59E 32N 55E 158N 103W 158N 100W 158N 101W 158N 102W 158N 99W 158N 92W 158N 98W 158N 97W 158N 96W 158N 91W 158N 95W 158N 93W 158N 94W 158N 90W 31N 54E 31N 55E 31N 57E 31N 58E 31N 53E 31N 50E 31N 51E 31N 52E 31N 49E 31N 59E 31N 56E 157N 103W 157N 102W 157N 101W 157N 100W 157N 99W 157N 92W 157N 91W 157N 98W 157N 97W 157N 94W 157N 93W 157N 95W 157N 96W 157N 90W 30N 53E 30N 54E 30N 51E 30N 52E 30N 55E 30N 50E 30N 59E 30N 49E 30N 58E 30N 57E 30N 56E 156N 104W 156N 103W 156N 102W 156N 101W 156N 100W 156N 99W 156N 97W 156N 95W 156N 96W 156N 94W 156N 93W 156N 92W 156N 98W 156N 91W 29N 51E 29N 52E 29N 56E 29N 55E 29N 57E 29N 53E 29N 50E 29N 54E 29N 58E 29N 59E 155N 104W 155N 103W 155N 102W 155N 101W 155N 99W 155N 100W 155N 98W 155N 97W 155N 96W 155N 95W 155N 94W 155N 93W 155N 92W 155N 91W 28N 54E 28N 52E 28N 53E 28N 55E 28N 51E 28N 56E 28N 57E 28N 50E 28N 58E 28N 59E 154N 104W 154N 103W 154N 102W 154N 99W 154N 100W 154N 98W 154N 101W 154N 97W 154N 95W 154N 94W 154N 96W 154N 93W 154N 92W 154N 91W 27N 50E 27N 52E 27N 51E 27N 55E 27N 53E 27N 54E 27N 58E 27N 56E 27N 57E 27N 59E 153N 104W 153N 102W 153N 103W 153N 100W 153N 99W 153N 98W 153N 97W 153N 101W 153N 94W 153N 96W 153N 95W 153N 93W 153N 92W 153N 91W 26N 50E 26N 51E 26N 54E 26N 55E 26N 52E 26N 58E 26N 59E 26N 56E 26N 57E 26N 53E 152N 103W 152N 104W 152N 100W 152N 99W 152N 102W 152N 101W 152N 98W 152N 97W 152N 96W 152N 95W 152N 94W 152N 93W 152N 92W 152N 91W 25N 50E 25N 51E 25N 52E 25N 53E 25N 54E 25N 55E 25N 59E 25N 58E 25N 56E 25N 57E 151N 101W 151N 103W 151N 102W 151N 104W 151N 100W 151N 99W 151N 98W 151N 92W 151N 91W 151N 97W 151N 93W 151N 94W 151N 96W 151N 95W 24N 51E 24N 52E 24N 53E 24N 58E 24N 57E 24N 60E 24N 59E 24N 54E 24N 55E 24N 56E 150N 101W 150N 103W 150N 102W 150N 104W 150N 100W 150N 99W 150N 98W 150N 97W 150N 92W 150N 91W 150N 96W 150N 94W 150N 93W 150N 95W 23N 57E 23N 60E 23N 59E 23N 58E 23N 51E 23N 52E 23N 53E 23N 54E 23N 55E 23N 56E 149N 104W 149N 102W 149N 103W 149N 101W 149N 100W 149N 99W 149N 98W 149N 97W 149N 96W 149N 93W 149N 92W 149N 91W 149N 94W 149N 95W 22N 56E 22N 57E 22N 51E 22N 52E 22N 59E 22N 58E 22N 60E 22N 53E 22N 54E 22N 55E 148N 104W 148N 103W 148N 105W 148N 102W 148N 101W 148N 100W 148N 99W 148N 96W 148N 98W 148N 97W 148N 95W 148N 93W 148N 94W 148N 92W 148N 91W 21N 51E 21N 60E 21N 59E 21N 52E 21N 56E 21N 57E 21N 53E 21N 54E 21N 55E 21N 58E 147N 105W 147N 104W 147N 103W 147N 102W 147N 96W 147N 95W 147N 100W 147N 97W 147N 94W 147N 91W 147N 101W 147N 92W 147N 93W 147N 99W 147N 98W 20N 51E 20N 53E 20N 52E 20N 54E 20N 56E 20N 55E 20N 57E 20N 58E 20N 60E 20N 59E 146N 105W 146N 104W 146N 103W 146N 102W 146N 94W 146N 93W 146N 96W 146N 95W 146N 97W 146N 92W 146N 99W 146N 98W 146N 100W 146N 91W 146N 101W 19N 56E 19N 51E 19N 52E 19N 53E 19N 57E 19N 58E 19N 55E 19N 54E 19N 60E 19N 59E 145N 105W 145N 104W 145N 103W 145N 102W 145N 96W 145N 97W 145N 94W 145N 95W 145N 93W 145N 98W 145N 101W 145N 100W 145N 99W 145N 92W 145N 91W 18N 51E 18N 52E 18N 53E 18N 56E 18N 57E 18N 54E 18N 55E 18N 60E 18N 59E 18N 58E 144N 105W 144N 104W 144N 103W 144N 102W 144N 98W 144N 97W 144N 96W 144N 101W 144N 100W 144N 99W 144N 95W 144N 94W 144N 93W 144N 92W 17N 52E 17N 51E 17N 53E 17N 54E 17N 55E 17N 56E 17N 57E 17N 58E 17N 59E 17N 60E 143N 93W 143N 94W 143N 95W 143N 92W 143N 96W 143N 97W 143N 98W 143N 99W 143N 101W 143N 100W 143N 102W 143N 103W 143N 105W 143N 104W 16N 52E 16N 53E 16N 54E 16N 55E 16N 56E 16N 57E 16N 58E 16N 59E 16N 61E 16N 60E 142N 92W 142N 93W 142N 95W 142N 94W 142N 91W 142N 96W 142N 98W 142N 97W 142N 99W 142N 101W 142N 100W 142N 104W 142N 105W 142N 103W 142N 102W 15N 53E 15N 54E 15N 56E 15N 57E 15N 58E 15N 55E 15N 59E 15N 60E 15N 52E 15N 61E 141N 91W 141N 92W 141N 93W 141N 94W 141N 95W 141N 96W 141N 97W 141N 98W 141N 99W 141N 100W 141N 105W 141N 101W 141N 104W 141N 103W 141N 102W 14N 53E 14N 54E 14N 55E 14N 52E 14N 58E 14N 59E 14N 60E 14N 61E 14N 57E 14N 56E 140N 93W 140N 94W 140N 92W 140N 95W 140N 96W 140N 97W 140N 98W 140N 99W 140N 100W 140N 101W 140N 103W 140N 106W 140N 102W 140N 105W 140N 104W 13N 53E 13N 52E 13N 54E 13N 55E 13N 56E 13N 57E 13N 59E 13N 58E 13N 60E 13N 61E 139N 92W 139N 93W 139N 98W 139N 97W 139N 94W 139N 99W 139N 100W 139N 96W 139N 103W 139N 102W 139N 106W 139N 95W 139N 105W 139N 101W 139N 104W 12N 53E 12N 54E 12N 56E 12N 55E 12N 57E 12N 58E 12N 59E 12N 60E 12N 61E 138N 92W 138N 93W 138N 98W 138N 94W 138N 97W 138N 100W 138N 99W 138N 95W 138N 96W 138N 101W 138N 106W 138N 105W 138N 104W 138N 103W 138N 102W 11N 53E 11N 55E 11N 56E 11N 54E 11N 59E 11N 60E 11N 58E 11N 57E 11N 61E 137N 92W 137N 93W 137N 94W 137N 95W 137N 98W 137N 97W 137N 96W 137N 99W 137N 100W 137N 102W 137N 101W 137N 105W 137N 106W 137N 103W 137N 104W 10N 53E 10N 54E 10N 55E 10N 56E 10N 60E 10N 61E 10N 59E 10N 57E 10N 58E 136N 106W 136N 105W Montana North Dakota Middle Bakken Oil Saturation Map 0 . 2 5 5 2 . 0 0 . 2 5 0 . 2 5 5 . 0 5 . 0 5 . 0 0 . 5 0 . 5 5 . 0 0 . 7 5 1 Triangle Petroleum Leases 0.95 0.90 0.85 0.80 0.75 0.70 0.65 0.60 0.55 0.50 0.45 0.40 0.35 0.30 0.25 0.20 0.15 0.10 0.05 0.00 Triangle Petroleum Leases FEET 0 105,938 PETRA 7/13/2011 6:04:02 PM Source: Triangle Petroleum Corporation, 2011. Middle Bakken Characteristics Depth 10,800-11,200 feet Lithology Dolomitic Siltstone Sandstone Net Thickness 27-35 feet Porosity 6%-12% Oil-in-Place ~10 Mbbls / section ▪ Mature oil forced into Middle Bakkenand Three Forks ▪ Fractures rock, improves storage of oil ▪ Creates continuous oil accumulation ▪ Can map Middle Bakken/ Three Forks oil saturation ▪ Triangle targets lease acquisitions where >30% oil saturation (shown in green)

MIDDLE BAKKEN TYPE WELL 0 200 400 600 800 1,000 1,200 1,400 1,600 0 12 24 36 48 60 Gross bbls / d Months WILLISTON BASIN GEOLOGY WILLISTON BASIN HIGHLIGHTS Industry has substantially de-risked the Play, defining commercial boundaries ▪ 8mm acre –12,500 square mile –continuous oil accumulation ▪ 250-400bn barrels of estimated oil in place (NDIC, ND Geological Survey, 2008) ▪ 4.9-6.2bn barrels of estimated recoverable reserves from Middle Bakkenand Three Forks formations (USGS 2008); assumption of only 1.5% recovery factor ▪ Industry assumes 5%-10% recovery factor –giving 12-24bn range (Continental, 2011) Technology continues to support higher recovery rates and increased density ▪ Micro-seismic and well data supporting up to 4 Middle Bakkenand 4 Three Forks locations per 1,280 unit ▪ 25-30+ stage fracson 9,500’-10,000’laterals optimal ▪ Advances continue with subsurface, infrastructure and costs ▪ Well EUR potential 350-500-750 Mboe 11 Source: Triangle Petroleum Corporation estimates. Note: The future well type curve was derived using the average well performance of 40 wells drilled by Oasis Petroleum and SlawsonExploration from 2009 through July 2011. Type Curve Assumptions 30-Day Average IP (bbls/d) 575 D i 70% B Factor 1.75 D (resid) 7% Triangle Type Curve Gross bbls/ d Months

STATION PROSPECT

0 0 0 0 0 0 0 0 0 37N 57E 37N 58E 164N 103W 37N 56E 37N 55E 37N 54E 37N 52E 37N 53E 163N 103W 36N 42E 36N 46E 36N 45E 36N 47E 36N 44E 36N 49E 36N 51E 36N 50E 36N 52E 36N 43E 36N 48E 36N 55E 36N 56E 36N 53E 36N 54E 36N 57E 36N 58E 162N 103W 35N 48E 35N 47E 35N 49E 35N 42E 35N 50E 35N 51E 35N 58E 35N 43E 35N 45E 35N 46E 35N 44E 35N 56E 35N 57E 35N 52E 35N 53E 35N 54E 35N 55E 161N 103W 34N 48E 34N 47E 34N 45E 34N 49E 34N 44E 34N 43E 34N 50E 34N 46E 34N 51E 34N 58E 34N 52E 34N 53E 34N 57E 34N 56E 34N 54E 34N 55E 160N 103W 33N 48E 33N 47E 33N 49E 33N 43E 33N 50E 33N 44E 33N 45E 33N 51E 33N 52E 33N 46E 33N 53E 33N 54E 33N 57E 33N 56E 33N 58E 33N 55E 159N 103W 32N 43E 32N 44E 32N 45E 32N 52E 32N 46E 32N 47E 32N 48E 32N 49E 32N 53E 32N 54E 32N 51E 32N 50E 32N 57E 32N 58E 32N 56E 32N 59E 32N 55E 158N 103W 31N 43E 31N 46E 31N 44E 31N 45E 31N 54E 31N 55E 31N 57E 31N 58E 31N 53E 31N 50E 31N 51E 31N 52E 31N 49E 31N 59E 31N 48E 31N 56E 31N 47E 157N 103W 30N 46E 30N 43E 30N 44E 30N 45E 30N 53E 30N 54E 30N 51E 30N 52E 30N 55E 30N 50E 30N 59E 30N 49E 30N 58E 30N 57E 30N 56E 30N 47E 30N 48E 156N 104W 29N 43E 29N 44E 29N 45E 29N 46E 29N 51E 29N 52E 29N 56E 29N 55E 29N 57E 29N 53E 29N 48E 29N 49E 29N 50E 29N 47E 29N 54E 29N 58E 29N 59E 155N 104W 155N 103W 28N 44E 28N 45E 28N 46E 28N 47E 28N 54E 28N 52E 28N 53E 28N 55E 28N 51E 28N 56E 28N 57E 28N 50E 28N 48E 28N 49E 28N 58E 28N 59E 154N 104W 154N 103W 27N 44E 27N 45E 27N 46E 27N 50E 27N 52E 27N 51E 27N 55E 27N 53E 27N 49E 27N 54E 27N 48E 27N 58E 27N 56E 27N 57E 27N 47E 27N 59E 153N 104W 153N 103W 26N 44E 26N 45E 26N 46E 26N 48E 26N 47E 26N 49E 26N 50E 26N 51E 26N 54E 26N 55E 26N 52E 26N 58E 26N 59E 26N 56E 26N 57E 26N 53E 152N 104W 25N 44E 25N 46E 25N 47E 25N 45E 25N 48E 25N 50E 25N 49E Sheridan Daniels Roosevelt Upr. Bakken SubcropUpr. Bakken Subcrop Middle Bakken Shale Subcrop Lwr. Bakken Shale Subcrop Prairie Salt Edge TF Samson Subcrop 0 0 0 0 . 2 5 5 2 . 0 0. 2 5 5 2 . 0 0 . 2 5 0 . 5 0 . 5 5 . 0 5 . 0 5 . 0 5 . 0 FEET 0 51,816 PETRA 8/30/2011 10:05:39 AM Triangle’s regional mapping shows >30% oil saturation within the Middle Bakkenand Three Forks in Station Prospect STATION PROSPECT STATION PROSPECT –ROOSEVELT AND SHERIDAN COUNTIES 13  40 DSUs/ 1,280 acres  ~245 well locations  Requires “Proof of Concept”program ― 3-4 vertical wells to find best intervals ― Core / test / log  Long lateral / multi- stage completions for development Source: Triangle Petroleum Corporation, 2011. Note: Bolded black lines indicate mapped faults in Station Prospect area.

OPERATIONS

OPERATIONS PLANNED LOCATIONS AND ACTIVITY 15 SIGNIFICANT WELL –IP Rate Triangle Acreage in Core Area Triangle Active OBO Wells Triangle Permitted OBO Wells High level visibility on drilling activity ▪ Expect to participate in approximately 8.5 net wells by end 2012 ▪ Currently under more than 50 wells ▪ All within de-risked Core Area ▪ JVs with quality operators ▪ Current production of ~600 Boe/d Source: Triangle Petroleum Corporation, 2011. Triangle Locations 159N 100W 159N 99W 159N 101W 159N 98W 159N 97W 159N 96W 32N 57E 32N 58E 32N 59E 158N 103W 158N 100W 158N 101W 158N 102W 158N 99W 158N 98W 158N 97W 158N 96W 31N 58E 31N 59E 157N 103W 157N 102W 157N 101W 157N 100W 157N 99W 157N 98W 157N 97W 157N 95W 157N 96W 30N 59E 30N 58E 156N 104W 156N 103W 156N 102W 156N 101W 156N 100W 156N 99W 156N 97W 156N 96W 156N 98W 29N 58E 29N 59E 155N 104W 155N 103W 155N 102W 155N 101W 155N 99W 155N 100W 155N 98W 155N 97W 155N 96W 28N 58E 28N 59E 154N 104W 154N 103W 154N 102W 154N 99W 154N 100W 154N 98W 154N 101W 154N 97W 154N 96W 27N 58E 27N 59E 153N 104W 153N 102W 153N 103W 153N 100W 153N 99W 153N 98W 153N 97W 153N 101W 153N 96W 26N 58E 26N 59E 152N 103W 152N 104W 152N 100W 152N 99W 152N 102W 152N 101W 152N 98W 152N 97W 152N 96W 25N 59E 25N 58E 151N 101W 151N 103W 151N 102W 151N 104W 151N 100W 151N 99W 151N 98W 151N 97W 151N 96W 24N 60E 24N 59E 150N 101W 150N 103W 150N 102W 150N 104W 150N 100W 150N 99W 150N 98W 150N 97W 150N 96W 23N 60E 23N 59E 149N 104W 149N 102W 149N 103W 149N 101W 149N 100W 149N 99W 149N 98W 149N 97W 149N 96W 22N 59E 22N 60E 148N 104W 148N 103W 148N 105W 148N 102W 148N 101W 148N 100W 148N 99W 148N 96W 148N 98W 148N 97W 21N 60E 21N 59E 147N 105W 147N 104W 147N 103W 147N 102W 147N 101W Williams McKenzie X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X XXX X X X X X X X X X X X X X XX X X X X X X X X XXX XXX X XXX XX X X X X X X X X X X X X X X X X X X X X X X X X X X X X XX X X XXX XX X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X XX X X X X X X X X X X X X X X X X X XX X X X X X X X X X X X X X X X X X XX X X X X X X X X X X XX XX XX X X XX X XXXX XX X X X XX X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X XX X X X X X X X X X X X XX XX X XX XX X X X X X X XXX X X X X X X X X X XX X X X X X X X X X X 33025006390000 CONTINENTAL RESOURCES INCORPORATED FEDERAL JORGENSON 14-5H 224 4,500 8,108 90.5 33025008460000 TRACKER RESOURCES DEVELOPMENT II LLC HAY DRAW 34-1H 1,030 15,622 34,785 589.4 33025009830000 XTO ENERGY INCORPORATED BOOMER 34X-35 1,037 11,485 24,620 351.1 33025010290000 BURLINGTON RESOURCES O&G CO LP JORGENSON FEDERAL 44-9H 480 14,250 33053026200000 XTO ENERGY INCORPORATED KLANDL STATE 14X-36 191 4,309 12,629 214.2 33053026530000 BURLINGTON RESOURCES O&G CO LP FEDERAL AMY 14-8H 42 2,306 5,063 51.5 33053026610000 XTO ENERGY INCORPORATED MCKENZIE FEDERAL 14X-31 231 3,923 11,768 131.6 33053026720000 ENCORE OPERATING LIMITED PARTNERSHIP TITAN E-GIERKE 20-1-H 80 1,934 4,382 50.5 33053026790000 SLAWSON EXPLORATION COMPANY INCORPOR STILETTO FEDERAL 1-29H 225 4,763 10,414 159 33053026870000 XTO ENERGY INCORPORATED STATE FEDERAL 44X-16 291 2,654 7,937 72.6 33053026960000 XTO ENERGY INCORPORATED TRACY FEDERAL 44X-4 193 3,137 11,174 115.3 33053027070000 KODIAK OIL & GAS USA INCORPORATED KODIAK GRIZZLY 13-6H 82 1,326 4,134 75 33053027090000 KODIAK OIL & GAS USA INCORPORATED KODIAK FEDERAL 4-11H 393 8,596 19,657 223.4 33053027100000 XTO ENERGY INCORPORATED HATTER 11X-34 563 11,172 24,421 428.8 33053027110000 ENERPLUS RESOURCES (USA) CORPORATION TITAN F-WP 32-14-H 135 1,831 5,779 42.5 33053027430000 KODIAK OIL & GAS USA INCORPORATED GRIZZLY FEDERAL 1-27H 260 4,425 8,878 128.5 33053027490000 BRIGHAM OIL & GAS L P MRACHEK 15-22 1H 565 6,483 15,054 225.9 33053027750000 SLAWSON EXPLORATION COMPANY INCORPOR MAVERICK FEDERAL 1-14H 249 4,593 12,221 172.8 33053028350000 BURLINGTON RESOURCES O&G CO LP KELLOGG WEST 24-31H 321 5,959 11,709 76.2 33053028640000 XTO ENERGY INCORPORATED ALKAI CREEK 44X-10 703 11,734 24,844 348 33053028720000 BURLINGTON RESOURCES O&G CO LP MAVERICK 44-12H 437 6,532 11,896 65.2 33053029000000 ENCORE OPERATING LIMITED PARTNERSHIP SKOGLUND 11-10H 288 6,842 15,931 178.2 33053029080000 ENCORE OPERATING LIMITED PARTNERSHIP NYGARD 16-36H 203 3,800 7,440 104.8 33053029120000 BURLINGTON RESOURCES O&G CO LP CHERRY CREEK 11-25H 1,107 10,521 24,727 131.8 33053029220000 ZENERGY INCORPORATED NELSON MILDRED 4-25H 593 10,813 21,925 198.9 33053029260000 SUMMIT RESOURCES INCORPORATED BOXCAR BUTTE SOUTH FEDERAL 11-22H 95 1,791 4,550 28.7 33053029310000 BRIGHAM OIL & GAS L P FIGARO 29-32 1-H 1,310 17,034 35,954 494.1 33053029370000 XTO ENERGY INCORPORATED LUNDIN FEDERAL 31X-9 1,164 12,300 30,616 386.2 33053029600000 PANTHER ENERGY COMPANY LLC ROSCOE 2H-8 543 12,665 21,509 193.3 33053029970000 NEWFIELD PRODUCTION COMPANY CLEAR CREEK FEDERAL 1-25H 1,670 12,982 24,492 166.4 33053030010000 ST MARY LAND & EXPLORATION COMPANY KLAMM 13-10H 406 10,310 24,690 452.2 33053030080000 ZENERGY INCORPORATED AAGVIK 1-35H 501 12,656 29,588 286 33053030260000 XTO ENERGY INCORPORATED VIOLET 21X-29 708 4,505 11,962 119 33053030300000 XTO ENERGY INCORPORATED ALKALI CREEK 41X-15 873 9,186 17,579 292.4 33053030330000 XTO ENERGY INCORPORATED BURNS FEDERAL 41X-30 372 3,507 10,043 64.1 33053030440000 ZENERGY INCORPORATED LUNDEEN 4-26H 702 12,121 29,550 443.4 33053030460000 NEWFIELD PRODUCTION COMPANY CLEAR CREEK STATE 1-36H 1,033 9,417 17,635 146.7 33053030550000 XTO ENERGY INCORPORATED MONDAK FEDERAL 11X-14 489 4,317 12,521 135.5 33053030590000 PEAK NORTH DAKOTA LLC SONDROL 30-21H 576 14,242 32,981 445.2 33053030630000 BURLINGTON RESOURCES O&G CO LP BULLRUSH 24-10H 1,798 18,328 55,814 860.3 33053030710000 XTO ENERGY INCORPORATED EDWARD 21X-28 53 509 2,095 19.4 33053030770000 OASIS PETROLEUM NO AMERICA LLC ANGELL 5200 31-28H 2,887 16,666 50,925 357.5 33053030870000 BRIGHAM OIL & GAS L P PAPINEAU TRUST 17-20 1-H 2,616 25,441 48,407 426.9 33053030890000 XTO ENERGY INCORPORATED MONDAK FEDERAL 14X-11 1,175 12,039 21,153 385.7 33053030970000 BRIGHAM OIL & GAS L P SEDLACEK TRUST 33-4 1-H 2,413 21,473 39,519 280.6 33053030990000 BRIGHAM OIL & GAS L P ABELMANN-STATE 21-16 1-H 2,844 25,394 52,468 360.9 33053031020000 NEWFIELD PRODUCTION COMPANY MEGAMOUTH 1-8H 293.5 33053031050000 ZENERGY INCORPORATED BERQUIST 34-27H 462 11,532 36,117 33053031060000 BRIGHAM OIL & GAS L P TJELDE 29-32 1-H 2,803 23,416 44,226 337.8 33053031070000 ZENERGY INCORPORATED ROLFSRUD 7-6H 635 12,808 32,607 519.1 33053031100000 NEWFIELD PRODUCTION COMPANY BLUEFIN 1-13H 1,869 12,223 25,523 248.6 33053031110000 PEAK GRASSLANDS LLC SCHILKE 8-24H 1,060 24,281 53,777 684.9 33053031150000 ENCORE OPERATING LIMITED PARTNERSHIP KLAMM 34-9NWH 216 8,745 23,573 188.9 33053031210000 ZENERGY INCORPORATED PEDERSON 10-3H 522 10,743 33053031290000 ST MARY LAND & EXPLORATION COMPANY JOHNSON 16-34H 410.6 33053031370000 BURLINGTON RESOURCES O&G CO LP AMANDA 21-14H 1,833 33105015400000 OTCR INCORPORATED SIGMA-LEE 14-3 72 3,802 10,071 94.9 33105015610000 OTCR INCORPORATED GAMMA-STATE 16-15 314 5,661 11,908 101.1 33105015640000 BRIGHAM OIL & GAS L P FIELD 18-19 1H 141 3,606 9,970 108.1 33105015740000 BRIGHAM OIL & GAS L P ERICKSON 8-17 1H 156 2,042 7,727 130.6 33105015830000 EVERTSON OPERATING COMPANY INCORPORA EVERTSON AOG CHAMPION 1-25H 182 2,366 6,136 26 33105016890000 ZAVANNA LLC LEONARD 1-23H 49 6,839 14,628 191.6 33105017060000 AMERICAN OIL & GAS COMPANY INCORPORA VIALL RON 1-25H 1,981 22,090 42,111 327.6 33105017100000 ZAVANNA LLC GENE 1-22H 1,128 18,516 40,199 416.8 33105017110000 ZAVANNA LLC BOBCAT 1-25H 1,075 19,355 38,529 301.2 33105017120000 ZAVANNA LLC GRASSER 1-26H 1,267 23,704 56,092 546.5 33105017140000 ZAVANNA LLC MARTY 1-20H 851 17,575 38,769 391.9 33105017240000 ZAVANNA LLC TIGER 1-23H 783 16,363 37,194 336.2 33105017400000 BRIGHAM OIL & GAS L P OLSON BRAD 9-16 1-H 1,810 21,962 43,268 654.6 33105017450000 BRIGHAM OIL & GAS L P BCD FARMS 16-21 1-H 1,553 16,849 35,778 256.2 33105017470000 BRIGHAM OIL & GAS L P LEE 16-21 1-H 1,341 17,637 39,706 294.3 33105017480000 EOG RESOURCES INCORPORATED ROUND PRAIRIE 1-17H 267 10,172 26,695 236.1 33105017490000 BRIGHAM OIL & GAS L P STRAND 16-9 1-H 1,947 20,836 43,422 385 33105017510000 BRIGHAM OIL & GAS L P STATE 36-1 1-H 3,236 38,679 71,892 528.2 33105017520000 BRIGHAM OIL & GAS L P WILLISTON 25-36 1-H 2,769 33,510 65,453 477.7 33105017530000 BRIGHAM OIL & GAS L P OWAN-NEHRING 27-34 1-H 2,215 25,383 52,165 410.8 33105017550000 BRIGHAM OIL & GAS L P JACKSON 35-34 1-H 3,064 23,155 45,017 455.1 33105017560000 NEWFIELD PRODUCTION COMPANY HEIDI 1-4H 1,071 8,166 20,185 169.9 33105017570000 OASIS PETROLEUM NO AMERICA LLC SANDAKER 5602 11-13H 1,228 13,204 30,629 456.4 33105017600000 BRIGHAM OIL & GAS L P ERICKSON JACK 6-31 1-H 2,323 19,085 38,953 249.4 33105017610000 BRIGHAM OIL & GAS L P OWAN 29-32 1-H 1,976 20,877 40,485 279.2 33105017620000 BRIGHAM OIL & GAS L P KALIL 25-36 1561-H 1,334 13,141 30,089 290.5 33105017670000 BRIGHAM OIL & GAS L P ARNSON 13-24 1-H 1,181 12,957 26,159 329.5 33105017690000 EOG RESOURCES INCORPORATED HARDSCRABBLE 1-16H 892 9,490 22,813 402.9 33105017720000 BRIGHAM OIL & GAS L P MORTENSON 5-32 1-H 1,924 14,190 29,074 385.4 33105017770000 OASIS PETROLEUM NO AMERICA LLC NJOS FEDERAL 5602 11-13H 1,835 14,762 31,925 313.3 33105017810000 CONTINENTAL RESOURCES INCORPORATED STEDMAN 1-24H 880 10,170 23,350 417.1 33105017840000 EOG RESOURCES INCORPORATED MONT 1-28H 680 5,905 33105017890000 CONTINENTAL RESOURCES INCORPORATED ANSETH 1-29H 572 12,191 27,151 205.4 33105017910000 NORTH PLAINS ENERGY LLC EIDE 5-13H 746 18,947 39,422 378 33105018000000 BRIGHAM OIL & GAS L P SUKUT 28-33 1-H 1,752 20,452 33105018030000 NORTH PLAINS ENERGY LLC SCANLAN 3-5H 819 22,095 33105018040000 ZENERGY INCORPORATED JOHNSON 29-30H 683 9,931 180 33105018050000 CONTINENTAL RESOURCES INCORPORATED LEE 1-20H 641 9,202 21,962 33105018060000 BRIGHAM OIL & GAS L P ABE 30-31 1-H 1,578 18,630 39,349 457.8 33105018080000 BRIGHAM OIL & GAS L P OWAN ABE 21-16 1-H 1,983 21,669 33105018130000 OASIS PETROLEUM NO AMERICA LLC KJOS 5502 44-24H 1,099 11,567 32,436 308.8 33105018200000 AMERICAN OIL & GAS COMPANY INCORPORA BERGSTROM 15-23H 2,444 24,046 33105018230000 BRIGHAM OIL & GAS L P LARSEN 3-10 1-H 2,631 26,331 33105018320000 AMERICAN OIL & GAS COMPANY INCORPORA JOHNSON 15-35H 1,860 18,663 33105018490000 PETRO-HUNT LLC FORSETH 157-100-25B-36-1H 440 11,463 FEET 0 11,328 PETRA 3/3/2011 12:37:01 PM BEXP: 1553 BEXP: 1334 BEXP: 1947 BEXP: 2417 BEXP: 2631 BEXP: 3236 BEXP: 2769 BEXP: 3064 BEXP: 2323 BEXP: 2860 BEXP:2413 BEXP:4169 BEXP:3301 BEXP:2803 XTO: 1175 COP:1798 XTO: 1164 XTO: 1107 NFX: 1869 NFX: 1203 Newfield Staal, 12.84% WI Week of 8/28/2011: IP rate of 3,034 Boe/d Newfield Holm, 23.44% WI Week of 8/21/2011: IP rate of 2,370 Boe/d Dwyer 150-101-21-16-1H Currently constructing wellsite; late September spud anticipated

OPERATIONS

SELECTED NON-OPERATED WELL LIST

Producing Well Name	Operator	Status	Triangle WI (%)	County	Target	Township	Range
Federal 4-11H	Kodiak	Producing	26.25%	McKenzie	BKKN	147N	105W
Grizzly 1-27H R	Kodiak	Producing	26.25%	McKenzie	TFK	148N	105W
Grizzly 13-6H	Kodiak	Producing	26.25%	McKenzie	BKKN	147N	104W
Holm 150-99-13-24-1H	Newfield Production Co.	Producing	23.44%	McKenzie	BKKN	150N	99W
Roedeske Federal 13x-21	XTO	Producing	15.00%	McKenzie	BKKN	148N	104W
Staal 150-99-23-14-1H	Newfield Production Co.	Producing	12.84%	McKenzie	BKKN	150N	99W
Bosanna 1-21-16-H	Slawson	Producing	12.47%	McKenzie	BKKN	152N	102W
Kostelank 28-1H	Hess/Tracker	Producing	7.50%	Dunn	BKKN	145N	97W

Newfield Holm, 23.44% WI
Week of 8/21/2011:
IP rate of 2,370 Boe/d

Newfield Staal, 12.84% WI
Week of 8/28/2011:
IP rate of 3,034 Boe/d

Well Name	Operator	Status	Triangle WI (%)	County	Target	Township	Range
Stewart 5200 12-29H	Oasis Petroleum	Drilling	31.41%	McKenzie	BKKN	152N	100W
East Grizzly Federal 3-25-36-15H	Kodiak Oil and Gas	Permitted	25.00%	McKenzie	BKKN	148N	104W
East Grizzly State 4-16-15-8H	Kodiak Oil and Gas	Permitted	20.00%	McKenzie	BKKN	148N	104W
Kaluma 1-7-6H	Slawson	Drilling	18.95%	McKenzie	BKKN	149N	99W
Crossbow #1-7-6H	Slawson	Waiting on Completion	17.92%	McKenzie	BKKN	149N	102W
Condor 1-36-25H	Slawson	Waiting on Completion	17.91%	McKenzie	BKKN	149N	103W
Gabriel #3-36-25H	Slawson	Permitted	17.71%	McKenzie	BKKN	151N	99W
Barnstormer Fed 1-3-10H	Slawson	Permitted	16.41%	McKenzie	BKKN	148N	100W
Frederick James 3-10H	Zenergy Operating Company, LLC	Permitted	16.25%	McKenzie	BKKN	TBD	TBD
Hawkeye 16-21-1H	Brigham Exploration Company	Permitted	15.12%	McKenzie	BKKN	TBD	TBD
McGregor 26-1H	Hess	Drilling	10.74%	McKenzie	BKKN	149N	100W
Koufax 3-10 #1H	Zavanna	Drilling	7.50%	McKenzie	BKKN	149N	102W
Sorenson 34-27 1H	URSA Resources Group LLC	Permitted	6.65%	McKenzie	TBD	TBD	TBD
Lawlar 151-98-31-30-1H	Newfield Production Co.	Drilling	6.33%	McKenzie	BKKN	151N	98W
Mortenson 6-5H	Zenergy, Inc	Permitted	5.86%	Williams	TBD	TBD	TBD
Skedsvold 150-101-4B-9-1H	Petro-Hunt, LLC	Drilling	5.21%	McKenzie	BKKN/TFK	150N	101W
Short Prairie 3-1415H	EOG	Drilling	4.83%	Williams	BKKN	154N	104W
Durham 1-2H	Continental Resources, Inc.	Drilling	4.53%	McKenzie	BKKN	151N	99W
Nordeng 1-8H	Continental	Waiting on Completion	4.09%	McKenzie	TFK	151N	97W
Moran 15-1H	Hess	Drilling	3.98%	McKenzie	BKKN	149N	101W
Platland 24X-11	XTO Energy	Permitted	3.65%	McKenzie	TBD	TBD	TBD
RoKeud State 14X-36	XTO Energy	Permitted	3.65%	McKenzie	TBD	TBD	TBD
Smokey 15-22-15-2H	Kodiak	Waiting on Completion	3.13%	McKenzie	BKKN	149N	98W
Tank Trust 1-1-12H-156-98	Anschutz Exploration Corp	Permitted	2.83%	Williams	TBD	TBD	TBD
Leiseth 1-24H	SM Energy Company	Permitted	2.81%	McKenzie	TBD	TBD	TBD
Wilson 150-99-29-32H	Newfield Production Co.	Waiting on Completion	2.70%	McKenzie	BKKN	150N	99W
Johnson #34-8H	Whiting	Drilling	2.69%	McKenzie	TFK	149N	99W
Swenson 150-99-36-25-1H	Newfield Production Co.	Drilling	2.31%	McKenzie	BKKN	150N	99W

Completions / Production Rising – at 9/1/2011, ~600 Net Boe/d

16

TRIANGLE

OPERATIONS EXPERIENCED, GROWTH-ORIENTED OPERATIONAL TEAM Triangle has approached the build-out of its operational team by focusing on five key operational disciplines outlined below: 17 4 2 1 3 5 Legend Description Subsurface Drilling Completions Production / Facilities Reservoir Management 1 2 3 4 5

OPERATIONS

EXPERIENCED, GROWTH-ORIENTED OPERATIONS TEAM (CONT'D)

OPERATIONAL DISCIPLINE	PERSONNEL	PRIOR EXPERIENCE
SUBSURFACE	Kim Perez	▪ Most recently with EOG Resources, Inc. ▪ After 30 years of service, Mr. Perez took early retirement from EOG Resources, Inc. to join Triangle. Conducted research and developed drillable prospects in the Williston Basin as well as in the Green River Basin, Uinta Basin, Central Montana, Paradox Basin, Las Animas Arch and Southwestern Nebraska. Additionally, Mr. Perez mapped and developed the Three Forks play in the Williston Basin and was responsible for well site geology. Mr. Perez received a MS in Geology from the University of Wyoming.
DRILLING	Dominic Spencer	▪ Most recently with Bill Barrett Corporation ▪ Mr. Spencer's career began with Bill Barrett Corporation in 2003, where he served as a Drilling Engineer, Drilling Superintendent, Operations Engineer, Project Coordinator and most recently as an Operations Manager and Team Coordinator. Mr. Spencer's technical expertise and drilling project management skills provide assets to a strong Triangle team. Mr. Spencer graduated from Colorado School of Mines with a B.S. degree in PE.
COMPLETIONS	John Whittington *Operations Manager*	▪ Most recently with EOG Resources, Inc. ▪ Mr. Whittington's 23 years of experience encompass drilling, completion and production operations. Most recently, Mr. Whittington spent over five years with EOG Resources, Inc., beginning with almost four years developing the Barnett Shale during its earlier horizontal development stages. John then joined EOG Resources, Inc. operations exploiting their horizontal Bakken and Three Forks positions in the Williston Basin. Mr. Whittington received a PE degree from the New Mexico Institute of Mining and Technology.
PRODUCTION AND FACILITIES	J.D. McNally	▪ Most recently with EOG Resources, Inc. ▪ Mr. McNally spent the first seven years of his career as a production engineer for ExxonMobil, working on a range of international oil and gas production systems, including detailed design, construction and operations. Additionally, he served as one of two global production engineers, overseeing new projects and over 1 MMBoed. He spent his last three years at EOG Resources, Inc. as a production engineer for the Williston Basin. There, he was responsible for horizontal oil well artificial lift optimization, gathering systems and facilities, including new asset development and established production maintenance. Mr. McNally received a B.S. in Engineering from MIT.
RESERVOIR MANAGEMENT	Craig Smith	▪ Most recently with Rosetta Resources ▪ Mr. Smith is a Registered Professional Engineer in the State of Colorado with 34 years of engineering experience. With a combined geology and engineering degree, he has expertise in production and reservoir engineering, economic evaluations, Monte Carlo simulation and statistics, financial systems, software and database development and several programming languages. He has most recently worked with Rosetta Resources Inc. on projects in the Niobrara and San Juan basins. Mr. Smith graduated from Colorado School of Mines with a B.S. in engineering.

18

TRIANGLE

OPERATIONS PATH TO OPERATORSHIP –CONVERTING NON-OPERATED TO OPERATED Goal of 70% operated / 30% non-operated position ▪ Controls pace of development ▪ Maximize operational efficiency and reserve capture ▪ Control cost base ▪ Creates new business opportunities via vertical integration and joint ventures ▪ Increases universe of potential buyers Targeting >50% control of a unit, or >35% working interest without any other dominant operator in unit TRADITIONAL APPROACH ▪ Acquisition of smaller non-operated interests ▪ Letters of support from non-operators ▪ Acreage trades and swaps ▪ Acquisition of dominant position from other operators ▪ Top leasing ADDITIONAL OPPORTUNITIES AS OPERATOR ▪ Farm-ins ▪ Continued emphasis on top leasing ▪ Acquisition of distressed leases near expiration ▪ Use rig as leverage 19 To Date, Have Secured 24 Months of Operated Inventory in De-risked Core Area

OPERATIONAL STRATEGY AND EXECUTION

Strategy

- Safety, environment and efficiency are paramount
- Capitalize on Bakken knowledge and technology
- Plan for success; utilize flexibility in design
- Draw from integration of team's experience in the Williston Basin

Execution

- **Focus** operations in de-risked Core Area; capitalize on the proximity of planned well pads and operations
- **Limit** exposure to conditions beyond Triangle's control
  - — Minimize exposure to weather-related down time
  - — Decrease dependency on stressed, sensitive roads
- **Maximize** efficiencies by reducing dependence on services that are in short supply
  - — Mitigate impacts from the stressed labor and supply market in the Williston Basin
- **Utilize** trusted, long-standing relationships to secure the desired services

DRILLING – XTREME RIG 7



Contract and Execution

- Two-year term, renewable
- Spud of first well early October 2011
- "Sister rig" currently working in the basin

Inventory

- 1,000 HP Draw-works
- 1,600 HP pumps
- Top drive
- Self skidding pad design
- Compact, small footprint – fewer truck loads

OPERATIONS

20

TRIANGLE

DRILLING UNIT LAYOUT

OPERATIONS


~615'
~615'
~615'
~615'
~615'
~615'
~615'
Middle Bakken
Middle Bakken
Middle Bakken
Middle Bakken
Three Forks
Three Forks
Three Forks
Three Forks
Section Lines
Well Pads

1,280 Acre Drilling Unit

- 2 well pads per 1,280 unit
- Plan up to 4 wells per well pad
  - Up to 2 Middle Bakken laterals (~9,800' length in zone)
  - Up to 2 Three Forks laterals (~9,800' length in zone)
- Total of up to 8 wells per 1,280

Maximize Efficiencies

- Maximize oil recovery
- Condense drilling, completion, production operations
  - Drilling:
    - Utilize rig's skid system to move between wells on a pad
  - Completions:
    - Batch complete multiple wells at a time
  - Production:
    - Condense production equipment to a central location
- Minimizes site cost, truck movements
- Maximizes efficiencies of winter operations

21

TRIANGLE

FINANCIAL OVERVIEW

▪ $110mm of cash ▪ No debt ▪ Share Price: $5.20 ▪ Fully Diluted Shares Outstanding: 45.3mm ▪ Market Capitalization: $235.6mm ▪ Enterprise Value: $125.6mm 2012 PLANNING: USES OF CAPITAL FROM AUGUST 1, 2011 THROUGH DECEMBER 31, 2012 FINANCIAL OVERVIEW AS OF SEPTEMBER 7, 2011 CURRENT COMMITMENTS ▪ No hedges ▪ Two-year rig contract with XtremeCoil Drilling ― XtremeRig 7 ― Total exposure of up to $17mm 23 Current Financial Position ▪ 1-rig program is fully funded through 2012; expansion to 3 operated rigs in H2’12 at Company discretion ― Projecting total spend of $65.6mm to fund 1-rig programthrough end of 2012 ▪ Non-operated plans continue with approximately 8.5 net wells (50+ gross) in Core Area ― Projecting total spend of $71mm to drill approximately 8.5 net additional non-operated wellsthrough end of 2012 ▪ Reducing Land Spend from previously announced $50mm to $35mm; $25mm already spent ▪ Increasing Infrastructure budget from previously announced $15mmto $30mm ― Vertical integration opportunities currently being evaluated ▪ Cash G&A costs of ~$8.0 mm

FINANCIAL OVERVIEW

Focus on Liquidity

DETAILED SOURCES AND USES (AUGUST 1, 2011 THROUGH DECEMBER 31, 2012)

Uses	Amount	Comments
1-Rig Operated Drilling Program	$65.6	24 months of operated inventory in de-risked Core Area
Non-Operated Drilling Program	$71.0	Holds > 70% of non-operated position
Remaining Land Spend	$10.0	Primarily operated units
Infrastructure	$30.0	Vertical integration / gathering / take-away
Cash G&A	$8.0	Cash spend at discretion
Total Current Budget	**$184.6**	

Sources	Amount	Timing
Existing Cash on Hand	$110.0	–
Cash Flow from Production	$30.0	Midpoint of guidance, based on strip pricing
Reserve-Based Lending Facility	$20.0	Seek to have revolver in place end 2011
Total Current Budget	**$160.0**	
Unfunded Portion of Current Budget	*($24.6)*	*Only $25mm total capital needed through end 2012*

Acceleration Opportunities:

Uses	Amount	Comments
Increase to 3-Rig Operated Program	$32.9	Expansion to 3 operated rigs in H2'12
Incremental Land Spend	$67.5+	Acreage acquisitions / expansion of key partnerships
Total Uses, Current Budget + Acceleration Opportunities	**$285.0**	

Sources	Amount	Timing
Joint Venture	$75.0+	Seek a partner by Q1'12
Private Placement of Term Debt	$50.0	Mid- to end 2012 (junior unsecured, covenant-lite)
Total Sources, Current Budget + Acceleration Opportunities	**$285.0**	

- Any budget surplus would be used to accelerate development and grow acreage position
- Strategy will be asset and liability matching, i.e. total revenue from hedges matches medium-term fixed obligations

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35.5% 38.5% 5.4% 16.3% 4.3% 1-Rig Operated Drilling Program Non-Operated Drilling Program Remaining Land Spend Infrastructure Cash G&A 0 500 1,000 1,500 2,000 2,500 3,000 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 BUDGET ALLOCATION FORECAST PRODUCTION EXIT RATE BY QUARTER (1) FINANCIAL OVERVIEW 25 Budget and Operated Well Cost NET WELL COUNT BY QUARTER 2,000 2,800 0 4 8 12 16 20 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Net Non-Operated Wells Net Operated Wells (1) Depending on rig count.

KEY INVESTMENT CONSIDERATIONS

KEY INVESTMENT CONSIDERATIONS

PLATFORM: ~74,000 net acres, 45% operated, acquired at ~$1,300/acre in the Bakken Oil Play

- ~31,000 net acres in Core Area with average per well IRR of ~50% at current strip prices
  - Over 75% of the acreage expires in 2014+
  - Expanding operated position in Core Area through land trades and bolt-on acreage acquisitions
- ~43,000 net acres in largely contiguous block in Eastern Montana ("Station Prospect")
  - Operated with over 40 Drilling Spacing Units (DSUs), offering ~245 potential well locations
- Current production of approximately 600 Boe/d

TEAM: Grow operations / seasoned technical team with Williston and resource play experience

- First operated well spuds in late September
- Currently planning 1-rig operated program to drill up to 8 net wells (14 gross) by end 2012
- Pad drilling of up to 8 locations per unit in de-risked Core Area; integrated with infrastructure build
- Aim to lower F&D / LOE costs by 10%-20% in the future
- Non-operated plans continue with approximately 8.5 net wells (50+ gross) in Core Area by end 2012

STRENGTH: Strong balance sheet – ~$110 mm cash position and no debt

- 1-rig program is fully funded through 2012
- Expansion to 3 operated rigs in H2'12 is planned but at Company discretion and dependent on:
  - Finding a strategic JV partner across portfolio
  - Closing a reserve-based credit facility
  - Considering a private placement of long-term, covenant-light debt
  - General market conditions
- Production grows to 2,000-2,800 Boe/d by end 2012 depending on rig count

Non-Operated / Operated Production Acceleration

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